UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report - January 23, 2006
                      ------------------------------------
                        (Date of Earliest Event Reported)


                        Carpenter Technology Corporation
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)


         Delaware                       1-5828                  23-0458500
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   (State of Incorporation)       (Commission File No.)        (IRS Employer
                                                                 I.D. No.)


                   P.O. Box 14662, Reading Pennsylvania, 19612
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (610)208-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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Item 2.02 Results of Operations and Financial Condition

On January 23, 2006, Carpenter Technology Corporation issued a press release discussing fiscal 2006 second quarter and year to date results for the period ended December 31, 2005. The press release, attached as Exhibit 99 hereto and incorporated herein by reference, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for any purpose.

Item 9.01  Financial Statements and Exhibits.


     (a) and (b) None.

     (c) Exhibit:

     Exhibit 99. Press Release dated January 23, 2006

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                          SIGNATURES
                          ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 23, 2006         CARPENTER TECHNOLOGY CORPORATION
                                (Registrant)




                                By:/s/ David A. Christiansen
                                   -------------------------
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary



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                       EXHIBIT INDEX

Exhibit               Description

99.              Press release dated January 23, 2006